Exhibit 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K ("1996 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1996 Form 10-K;

                  (2) to file  such  1996  Form  10-K  (and  any  and  all  such
         amendments)  with  all  exhibits   thereto,   and  other  documents  in
         connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1996 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of January, 1997.


                                                 Robert N. Burt
                                                 ------------------------------
                                                 Robert N. Burt

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K ("1996 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1996 Form 10-K;

                  (2) to file  such  1996  Form  10-K  (and  any  and  all  such
         amendments)  with  all  exhibits   thereto,   and  other  documents  in
         connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1996 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of January, 1997.


                                                  Paul W. Douglas
                                                  ------------------------------
                                                  Paul W. Douglas

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K ("1996 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1996 Form 10-K;

                  (2) to file  such  1996  Form  10-K  (and  any  and  all  such
         amendments)  with  all  exhibits   thereto,   and  other  documents  in
         connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1996 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of January, 1997.


                                                     William A. Franke
                                                     ---------------------------
                                                     William A. Franke

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K ("1996 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1996 Form 10-K;

                  (2) to file  such  1996  Form  10-K  (and  any  and  all  such
         amendments)  with  all  exhibits   thereto,   and  other  documents  in
         connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1996 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of January, 1997.


                                                   Paul Hazen
                                                   -----------------------------
                                                   Paul Hazen

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K ("1996 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1996 Form 10-K;

                  (2) to file  such  1996  Form  10-K  (and  any  and  all  such
         amendments)  with  all  exhibits   thereto,   and  other  documents  in
         connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1996 Form 10-K;

as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of January, 1997.


                                                  Marie L. Knowles
                                                  ------------------------------
                                                  Marie L. Knowles

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K ("1996 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1996 Form 10-K;

                  (2) to file  such  1996  Form  10-K  (and  any  and  all  such
         amendments)  with  all  exhibits   thereto,   and  other  documents  in
         connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1996 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of January, 1997.


                                                  Robert D. Krebs
                                                  ------------------------------
                                                  Robert D. Krebs

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K ("1996 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1996 Form 10-K;

                  (2) to file  such  1996  Form  10-K  (and  any  and  all  such
         amendments)  with  all  exhibits   thereto,   and  other  documents  in
         connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1996 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of January, 1997.


                                                 Southwood J. Morcott
                                                 ------------------------------
                                                 Southwood J. Morcott

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K ("1996 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1996 Form 10-K;

                  (2) to file  such  1996  Form  10-K  (and  any  and  all  such
         amendments)  with  all  exhibits   thereto,   and  other  documents  in
         connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1996 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1997.


                                                 Gordon R. Parker
                                                 ------------------------------
                                                 Gordon R. Parker

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K ("1996 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1996 Form 10-K;

                  (2) to file  such  1996  Form  10-K  (and  any  and  all  such
         amendments)  with  all  exhibits   thereto,   and  other  documents  in
         connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1996 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of January, 1997.


                                                 J. Steven Whisler
                                                 ------------------------------
                                                 J. Steven Whisler

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1996 of Phelps Dodge Corporation on Form 10-K ("1996 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1996 Form 10-K;

                  (2) to file  such  1996  Form  10-K  (and  any  and  all  such
         amendments)  with  all  exhibits   thereto,   and  other  documents  in
         connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1996 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of January, 1997.


                                             Douglas C. Yearley
                                             ------------------------------
                                             Douglas C. Yearley